SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC  20549


                               FORM 8-K/A


                            CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                    Date of Report:  April 30, 1998
                    -------------------------------
                   (Date of earliest event reported)


                          UAL CORPORATION
          -----------------------------------------------------
          (Exact name of registrant as specified in its charter)


         Delaware                   1-6033         36-2675207
----------------------------     -----------    ------------------
(State or other jurisdiction     (Commission    (I.R.S. Employer
    of incorporation)            File Number)   Identification No.)


1200 Algonquin Road, Elk Grove Township, Illinois       60007
----------------------------------------------------------------
 (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (847) 700-4000
                                                   --------------

                            Not Applicable
                            --------------
     (Former name or former address, if changed since last report)




ITEM 5.         OTHER EVENTS.
                ------------

    UAL Corporation (the "Company") is filing herewith a press release issued today by the Company as Exhibit 99.1, and a cautionary statement for purposes of the "Safe Harbor for Forward-Looking Statements" provision of the Private Securities Litigation Reform Act of 1995 as Exhibit 99.2, both of which are incorporated herein by reference.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

Exhibit No.     Description
----------      -----------

    99.1        Press Release
    99.2        Cautionary Statement




                            SIGNATURES
                            ----------

        Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                UAL CORPORATION



                                By:  /s/ Douglas A. Hacker
                                     ---------------------
                                Name:  Douglas A. Hacker
                                Title:  Senior Vice President
                                        and Chief Financial Officer





Dated:  April 24, 1998